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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2022

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2022, East Resources Acquisition Company, a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the principal amount of up to $1,924,356.46 to East Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $1,924,356.46 in connection with the extension of the Company’s time to consummate a business combination from July 27, 2022 to January 27, 2023.

As further described in Item 5.03 of this Current Report on Form 8-K, on July 25, 2022, the Sponsor deposited $320,726.08 of such funds into the Company’s trust account (the “Trust Account”), which amount will be included in the pro rata amount distributed to (i) holders of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), upon the Company’s liquidation or (ii) holders of shares of Class A Common Stock who elect to have their shares redeemed in connection with the consummation of the Company’s initial business combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 25, 2022, the Company filed an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware.  The Extension Amendment extends the date by which the Company must consummate its initial business combination from July 27, 2022 to January 27, 2023.

Pursuant to the Extension Amendment, on July 25, 2022, the Sponsor deposited $320,726.08 (or $0.033 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting (as defined below)) into the Trust Account on behalf of the Company and thereby extended the period the Company has to complete an initial business combination from July 27, 2022 to August 27, 2022.  In order to further extend the period the Company has to complete an initial business combination beyond August 27, 2022, an additional $320,726.08 (or $0.033 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting) must be deposited into the Trust Account commencing on August 27, 2022 and on the 27th of each subsequent month, or portion thereof, that the Company requires to complete a business combination from July 27, 2022 until January 27, 2023.

The Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until January 27, 2023, and if the Sponsor determines not to continue extending for additional calendar months, no additional funds will be deposited into the Company’s Trust Account.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

On July 25, 2022, the Company convened a special meeting of stockholders (the “Special Meeting”). As of the close of business on June 27, 2022, the record date for the Special Meeting, there was an aggregate of 43,125,000 shares of common stock outstanding (consisting of 34,500,000 shares of Class A Common Stock and 8,625,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the

Class A Common Stock, the “Common Stock”), each of which was entitled to one vote with respect to the Extension Amendment Proposal (as defined below). A total of 28,755,482 shares of Common Stock, representing approximately 66.68% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposal listed below is described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on July 1, 2022. The stockholders of the Company voted on a proposal to amend the A&R Charter to extend the date by which the Company must consummate a business combination (the “Extension Amendment Proposal”). A summary of the voting results at the Special Meeting is set forth below:

The Extension Amendment Proposal – To approve and amend the A&R Charter to extend the date by which the Company must consummate a business combination from July 27, 2022 to January 27, 2023.

For	Against	Abstain
28,716,321	20,528	19,633

Stockholders holding 24,781,028 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account.  As a result, approximately $ $248,087,256.06 (approximately $10.01 per share) will be removed from the Trust Account to pay such redeeming holders.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company.
10.1	Promissory Note issued to the Sponsor.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: July 25, 2022	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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